                                                Filed Pursuant to Rule 497 (e)
                                                Registration File No.: 333-82729


                                                                   July 31, 2003
                                                                      Supplement

[MORGAN STANLEY LOGO OMITTED]



                      SUPPLEMENT DATED JULY 31, 2003 TO THE

               PROSPECTUS OF MORGAN STANLEY NEXT GENERATION TRUST

                            Dated September 30, 2002


On July 31, 2003 the Board of Trustees of Morgan Stanley Next Generation Trust (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Developing Growth Securities Trust ("Developing Growth") pursuant to which substantially all of the assets of the Fund would be combined with those of Developing Growth and shareholders of the Fund would become shareholders of Developing Growth receiving shares of Developing Growth equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of Developing Growth that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders to be held on or about December 16, 2003. A proxy statement formally detailing the proposal, the reasons for the Trustees' action and information concerning Developing Growth will be distributed to shareholders of the Fund.